Dear Contract Owner:

Over the last six months financial markets have been quite volatile and investors' emotions have shifted back and forth. During August, September and early October events such as the Asian and Russian economic crises as well as the near default of Long Term Capital, a U.S. hedge fund, rocked investors.

In the fixed income markets, these events caused Treasuries to surge in price and significantly outperform all other market sectors. The markets calmed in the fourth quarter as the Federal Reserve, in three orchestrated steps, lowered the discount rates thereby supplying liquidity to the market. This curative action caused a narrowing of spreads and Treasuries underperformed other sectors. Remarkably in the face of strong Federal Reserve action, long term rates have risen almost three quarters of a percent from their lows and the yield curve has steepened appreciably.

In the equity markets, stocks bounced back strongly following a sharp correction in August and September. However, the advance was led by a small group of large capitalization growth stocks, which accounted for much of the gains. Growth stocks in general continued to outpace value stocks, as has been the case for the past few years.

I encourage you to review the following report covering the past six months and to contact us if you have any questions.

                                       Respectfully submitted,

                                       /s/ RICHARD C. PEARSON
                                       Richard C. Pearson
                                       President


                                       [SECURITY FIRST TRUST LOGO]

SECURITY FIRST TRUST:
T. ROWE PRICE GROWTH
AND INCOME SERIES AND
EQUITY SERIES

EQUITY MARKET OVERVIEW

    "It was the best of times, it was the worst of times." This opening sentence in Charles Dickens' classic, A Tale of Two Cities, describes the dramatic volatility in financial markets, as well as the wide range of performance within the U.S. equity market in 1998. While the S&P 500 posted a 28% advance in 1998 (and 4.18% for the first month of 1999), more than one half of last year's return was generated by 15 of the largest-capitalization companies in the index. Much of the market's leadership was contained in the largest-cap growth stocks, while high-yield and low P/E stocks were out of favor. Thus, while the S&P 500 produced a healthy return, the average stock on the New York Stock Exchange actually declined slightly in value.

EQUITY MARKET OUTLOOK

    A year ago, we commented on the rapid appreciation of stock prices compared with the growth in the underlying earnings and dividends. In 1997, share prices increased at a much faster rate than the underlying fundamentals, and this "delinkage" between price and value grew even more pronounced in 1998.

    Although early results have not shown it, we expect 1999 as a whole to be a more challenging year than the one just ended. This could lead to more moderate returns than the robust, and, in our view, unsustainable performance of the past four years.

PORTFOLIO MANAGEMENT:
T. ROWE PRICE GROWTH
AND INCOME SERIES

    We made significant new investments in several companies, including Baker Hughes, Boeing, and Corning, all of which we bought at prices well below their highs for the year. Many of our holdings typically trade at below-average valuation levels because, for many diverse reasons, their share prices declined before we took a position in them. Baker Hughes is a good example. While the jury may be out on this investment for a while, we invested in this oil service company at approximately $17 per share, down from the 1998 high of approximately $45. In our view, the company represents reasonable value at the price we paid for the stock and offers the potential for good returns once investors grow less concerned about recent trends in energy prices.

                            GROWTH AND INCOME SERIES
                             SECTOR DIVERSIFICATION

                                    [GRAPH]


    This investment strategy -- buying out of favor stocks with good long-term potential -- has served shareholders well in the past, and we believe it will in the future when investors focus again on stocks with appealing market valuations. The fund's yield is more than double that of the broad index, its price/book value ratio is about half and its price/earnings ratio even lower -- while the fund has only about two-thirds of the volatility of the S&P 500.

    Among your fund's largest holdings are companies from many diverse industries, including British Petroleum, Citigroup, SBC Communications, General Electric, General Mills, American Home Products, Anheuser-Busch, Travelers Property, and others that represent a broad cross-section of the U.S. economy.

  T. ROWE PRICE GROWTH & INCOME SERIES
         15 LARGEST HOLDINGS

                                 Percentage of
    Security                      Portfolio
    --------                     -------------
    BPAmoco PLC                      2.5
    Citigroup, Inc.                  2.0
    Dayton Hudson Corp.              1.8
    SBCCommunications, Inc.          1.8
    Hewlett-Packard Co.              1.8
    Motorola, Inc.                   1.7
    General Electric Co.             1.7
    Kimberly-Clark                   1.6
    Corning, Inc.                    1.6
    First Data Corp.                 1.5
    Philip Morris Companies, Inc.    1.5
    General Mills, Inc.              1.4
    Int'l. Flavors & Fragrance       1.4
    Schering-Plough Corp.            1.4
    Norfolk Southern Corp.           1.2
                                    ----
               TOTAL                24.9
                                    ====

PORTFOLIO MANAGEMENT: EQUITY SERIES

    The financial stocks in the Equity Series' portfolio performed very well during the period, and the portfolio benefited from our holdings of companies such as Chase Manhattan and Morgan Stanley Dean Witter. Technology stocks also did very well and stock selection within that sector, notably our holdings in Texas Instruments, Lucent Technologies and Cisco Systems further boosted returns. Sector allocations remained within narrow bands around the benchmark (S&P 500) allocations.

    Recent additions that we made to the portfolio include Fox Entertainment Group and Unocal. Positions that we sold during the period include Aetna, IMC, Global, McGraw Hill, Seagate and Tyson Foods.

                                  EQUITY SERIES
                             SECTOR DIVERSIFICATION

                                    [GRAPH]


    The Security First Trust Equity Series portfolio's philosophy is to remain relatively sector neutral to the S&P 500 while focusing on undervalued securities. The large divergence between growth and value continued during the fourth quarter, as investors focused on companies exhibiting superior earnings growth and momentum. The valuation disparity between the two investment styles is expected to return to more traditional parameters. We remain committed to our investment philosophy and discipline, as it has proven successful over the long term.

            EQUITY SERIES
         15 LARGEST HOLDINGS

                                 Percentage of
    Security                      Portfolio
    Microsoft Corp.                 4.8
    General Electric Co.            3.5
    Intel Corp.                     2.8
    Exxon Corp.                     2.6
    IBM Corp.                       2.5
    Bristol Myers Squibb Co.        2.2
    SBC Communications, Inc.        2.1
    Cisco Systems Inc.              2.1
    Lucent Technologies, Inc.       2.0
    Merck & Co.                     1.9
    Banc One Corp.                  1.9
    Walmart Stores                  1.9
    Pfizer, Inc.                    1.8
    Bankamerica Corp.               1.8
    Coca-Cola                       1.8
                                   ----
               TOTAL               35.7
                                   ====

SECURITY FIRST TRUST:
BOND SERIES AND U.S.
GOVERNMENT INCOME SERIES

FIXED-INCOME MARKET OVERVIEW

    The U.S. economy continued to experience rapid growth during the fourth quarter of 1998, with annualized growth of 5.6%. The strong fourth quarter results capped a year filled with global economic and political uncertainties.

    Despite these uncertainties, the U.S. economy continued to bask in its "oasis of prosperity," a phenomenon that Federal Reserve Chairman Alan Greenspan asserted was bound to end.

    Contrary to the Treasury market's outstanding performance in the second half of 1998, yields were little changed in January 1999. Benefiting from revived liquidity, off-the-run issues continue to outperform early in the year relative to newly issued securities. Mortgage securities experienced liquidity-related underperformance in 1998. In addition, the sector suffered from a sharp spike in prepayments as interest rates reached new cyclical lows in the fourth quarter. However, mortgages began to recover during the first month of 1999. Much improved liquidity and favorable yields made mortgages attractive compared to other spread sectors. Furthermore, the FNMA prepayment data has benefited higher coupons as prepayment speeds declined by 20 to 25% across the board.

FIXED-INCOME MARKET OUTLOOK

    We expect that the domestic economy will thrive in the first half of the year supported by a surging stock market (the "wealth effect") and rebounding industrial production. Although delayed in its arrival, we still expect that the economy will slow in the latter half of 1999 in part due to the deteriorating trade picture. Although inflation remains subdued, continued stronger than expected economic data could warrant possible Federal Reserve tightening in the future. However, the likelihood of a rate increase is not high.

    In the first half of 1999, we expect interest rates will be range-bound near current levels. The exception may be longer-maturity securities, which may outperform if investors begin to accept lower inflation risk premiums. Longer term, a weakening domestic economy and uncertainty in Brazil and other Latin American countries may lead to more volatility and a decline in yields during the latter part of the year.

PORTFOLIO MANAGEMENT:
BOND SERIES

    During this six month period your fund grew by almost $6 million. Consequently, investment activity has to be viewed in the context of strategy and the availability of securities in the marketplace. We sought to broaden the portfolio's diversification as the yield spread of fixed income sectors to Treasuries widened. We increased commitments in mortgage pass-throughs, investment grade corporate issues, and asset-backed securities. The Bond Series' international exposure was also increased because we believe that those markets have brighter prospects than the U.S. market. Conversely, we lowered the overall investment in federal agencies. The portfolio's duration was modestly extended in response to the fall in rates, although given market volatility we have maintained an about average market exposure.


                                  BOND SERIES
                             SECTOR DIVERSIFICATION

                                    [GRAPH]








    The market environment has created a number of interesting investment opportunities. Spreads remain robust and we are actively seeking to increase the portfolio yield through further diversification. However, as value buyers we want to insure that each issue meets our own rigorous standards, and thus to some extent are governed by market availability. This is particularly true of high yield issues, which we believe are very attractive.

    In terms of market exposure our current position reflects our reaction to increasing interest rates. We believe the yield curve will steepen and have a reduced commitment to long maturity issues. At the same time we are struck by both the benign fundamental environment for fixed income securities, and the robust growth of money supply. Thus, as in the past, we will stay abreast of market trends seeking to capture market opportunities while staying aware of the risks in a volatile environment.

PORTFOLIO MANAGEMENT:

U.S. GOVERNMENT
INCOME SERIES

    We continue to emphasize a controlled duration (interest rate sensitive) approach to managing money, which includes active sector rotation and security selection. We recently increased our allocation to Treasuries, although overall allocation remains relatively low as we have focused on mortgage-backed securities in recent months. We continue to avoid on-the-run issues and look to add more agency debentures opportunistically. In mortgage-backed securities, we are concentrating on lower coupon 15-year securities and non-agency prepayment protected instruments. With spreads continuing to tighten amid an anticipated decline in supply, commercial mortgage-backed security deals are consistently met with strong demand. Going forward, we look to maintain our commercial mortgage-backed securities exposure and look for alternatives to higher coupon mortgage pass-throughs, such as shorter duration asset-backed securities. Therefore, we are maintaining a positive outlook for the mortgage sector.


                          U.S. GOVERNMENT INCOME SERIES
                             SECTOR DIVERSIFICATION

                                    [GRAPH]

PERFORMANCE OF SECURITY FIRST TRUST
GROWTH AND INCOME SERIES, BOND
SERIES, EQUITY SERIES AND U.S.
GOVERNMENT INCOME SERIES

    The following are the average annual and total returns for each series for the period ending December 31, 1998, assuming an investment of $10,000 at the start of the period, and redemption at the end of the period, with dividends reinvested. These returns are based on past experience. Future values of shares will fluctuate so that their redemption values may be more or less than original cost.

                              Average Annual Total Returns
Fund                  1 Year         3 Years        5 Years        10 Years

Growth and
 Income               10.16%         19.45%         18.08%         14.85%
 Series(1)(2)

Bond                   7.49%          6.42%          6.32%          7.75%
 Series(1)(2)

Equity                23.21%         23.61%         17.76%         N/A(*)
 Series(1)

U.S.
 Government            7.37%          5.97%          5.57%         N/A(*)
 Income(1)

Consumer               1.61%          2.26%          2.37%          3.13%
 Price Index

    (*) Funds were introduced as of May 1993.

                             Compound Total Returns
Fund                   1 Year        3 Years       5 Years         10 Years

Growth and
 Income                10.16%         70.43%        129.55%         299.31%
 Series(1)(2)

Bond                    7.49%         20.52%         35.85%         110.95%
 Series(1)(2)

Equity
Series(1)              23.21%         88.87%        126.46%         N/A(*)
U.S.
 Government             7.37%         19.00%         31.13%         N/A(*)
 Income(1)

Consumer                1.61%          6.93%         12.43%          36.10%
 Price Index

   (*) Funds were introduced as of May 1993.

(1)Return is computed after deduction of all series expenses, but before deduction of actuarial risk charges and other fees of the variable annuity account.

(2)From inception to July 1983, Security First Investment Management Corporation reimbursed the Growth and Income Series for expenses in excess of the maximum expense limitation, and these reimbursements were repaid from August 1983 to July 1986. Likewise, the Bond Series was reimbursed for excess expenses from inception to July 1985, and these reimbursements were repaid from August 1985 to July 1993. Reimbursement of expenses to a series increases average annual reimbursements reduces these returns.

SECURITY FIRST TRUST T. ROWE
PRICE GROWTH AND INCOME SERIES

    The graph and Per Share Data Table below illustrate the growth in per share value for the period ending December 31, 1998, of one share of the Security First Trust T. Rowe Price Growth and Income Series purchased on August 1, 1979, at the price of $5.07 assuming that dividends and capital gains were reinvested.

    The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.

                            GROWTH AND INCOME SERIES

                                    [GRAPH]

                                 PER SHARE DATA

                                          Per Share
                                         Value with                    Cumulative
  Calendar      Net        Dividend      Dividends &                    Change
   Year        Asset       & Capital    Capital Gains     Yearly         from
  Ending       Value         Gains       Reinvested       Change        8/1/79
  ------       -----         -----       ----------       ------        ------
   1981      $  5.41        $  1.69       $  8.14          -1.3%         +60.6%
   1982         5.95            .41          9.73          +19.5         +93.9
   1983         7.27            .28         12.45          +28.0        +145.6
   1984         6.75            .51         12.48           +0.2        +146.1
   1985         7.84            .30         15.11          +21.1        +198.1
   1986         7.76            .59         16.07           +6.3        +216.9
   1987         5.98           2.62         17.47           +8.8        +244.6
   1988         6.97            .41         21.56          +23.4        +325.3
   1989         7.52           1.09         26.64          +23.6        +425.4
   1990         6.25            .44         23.70          -11.0        +367.5
   1991         7.69            .24         30.07          +26.9        +493.1
   1992         8.17            .22         32.80           +9.1        +546.9
   1993         9.12            .22         37.49          +14.3        +639.4
   1994         9.05            .32         38.51           +2.7        +659.6
   1995        11.52            .34         50.49          +31.1        +895.8
   1996        13.18            .83         61.42          +21.7       +1111.4
   1997        15.52           1.25         78.12          +27.2       +1440.8
   1998        15.81           1.29         86.06          +10.2       +1597.4

SECURITY FIRST TRUST
BOND SERIES

    The graph and Per Share Data Table below illustrate the growth in per share value for the period ending December 31, 1998, of one share of the Security First Trust Bond Series purchased on August 1, 1979, at a price of $3.12 assuming that dividends and capital gains were reinvested.

    The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.

                                  BOND SERIES

                                    [GRAPH]




                                 PER SHARE DATA

                                       Per Share
                                       Value with                    Cumulative
 Calendar      Net        Dividend      Dividends &                   Change
  Year        Asset       & Capital   Capital Gains     Yearly         from
 Ending       Value         Gains      Reinvested       Change         8/1/79
 ------       -----         -----      ----------       ------         ------
  1981       $ 3.28        $  .36        $ 3.81          +22.9%         +22.1%
  1982         3.93          0.00          4.56          +19.8          +46.3
  1983         3.79           .31          4.78           +4.7          +53.2
  1984         3.87           .28          5.26          +10.1          +68.6
  1985         4.15           .33          6.14          +16.8          +96.9
  1986         4.38           .30          6.95          +13.2         +122.8
  1987         3.83           .66          7.14           +2.8         +128.8
  1988         3.77           .28          7.55           +5.7         +142.1
  1989         3.89           .30          8.39          +11.1         +168.9
  1990         3.52           .54          8.76           +4.4         +180.8
  1991         3.79           .25         10.06          +14.8         +222.4
  1992         3.80           .23         10.70           +6.4         +242.9
  1993         3.94           .22         11.72           +9.5         +275.6
  1994         3.58           .22         11.31           -3.5         +262.5
  1995         3.94           .24         13.21          +16.8         +323.4
  1996         3.82           .24         13.58           +2.8         +335.3
  1997         3.95           .21         14.81           +9.1         +374.6
  1998         4.03           .21         15.92           +7.5         +410.3

SECURITIES FIRST TRUST
EQUITY SERIES

    The Per Share Data Table below illustrates the growth in per share value for the period ending December 31, 1998, of one share of the Security First Trust Equity Series purchased on May 19, 1993, at a price of $5.00 assuming that dividends and capital gains were reinvested.

    The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.

                                 PER SHARE DATA

                                       Per Share
                                       Value with                    Cumulative
  Calendar     Net         Dividend    Dividends &                    Change
   Year        Asset      & Capital   Capital Gains     Yearly         from
  Ending      Value         Gains      Reinvested       Change        5/19/93
  ------      -----         -----      ----------       ------        -------
  1993       $ 5.15        $  .03        $ 5.18           +3.6%         +3.6%(+)

  1994         4.78           .05          4.85           -6.3          -3.0

  1995         5.91           .21          6.21          +28.0         +24.2

  1996         6.45           .55          7.36          +18.5         +47.2

  1997         7.63           .72          9.52          +29.3         +90.4

  1998         7.89          1.51         11.73          +23.2        +134.6

(+) change from 5-19-93 to 12-31-93

SECURITY FIRST TRUST
U.S. GOVERNMENT INCOME SERIES

    The Per Share Data Table below illustrates the growth in per share value for the period ending December 31, 1998, of one share of the Security First Trust U.S. Government Income Series purchased on May 19, 1993, at a price of $5.00 assuming the dividends and capital gains were reinvested.

    The results shown should not be considered a representation of the income that may be earned by investing in the Series today. The value of variable annuities funded by shares in this Series will be reduced by any actuarial risk charges.

                                 PER SHARE DATA

                                       Per Share
                                       Value with                 Cumulative
 Calendar      Net         Dividend    Dividends &                  Change
  Year        Asset        & Capital   Capital Gains   Yearly        from
 Ending       Value         Gains      Reinvested      Change       5/19/93
 ------       -----         -----      ----------      ------       -------
  1993       $ 5.04        $  .08       $ 5.11          +2.2%         +2.2%(+)

  1994         4.74           .14         4.96          -2.9          -0.8

  1995         5.18           .20         5.63         +13.5         +12.6

  1996         5.14           .22         5.83          +3.6         +16.6

  1997         5.26           .24         6.24          +7.0         +24.8

  1998         5.25           .40         6.70          +7.4         +34.0

(+) change from 5-19-93 to 12-31-93

                              SECURITY FIRST TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 31, 1999
                                    UNAUDITED

                                                                        T. Rowe Price
                                                                         Growth and                        U.S. Government
                                                                           Income            Equity           Income
                                                      Bond Series          Series            Series           Series
                                                     -------------      -------------     -------------    ---------------

ASSETS
  Investments at market - Note A and Schedule I:
    Investment securities (cost:
    Bond Series - $23,301,055; Growth
    and Income Series - $248,556,467;
    Equity Series - $45,137,074;
    U.S. Government Income Series - $32,446,295)     $  23,626,721      $ 312,656,582     $  57,790,946     $  32,955,515

  Cash                                                      29,814            170,535           644,061           793,411
  Interest receivable                                      262,213                515             1,945           471,256
  Dividends receivable                                                        448,107            55,634
  Receivable for securities sold                           885,644                               12,882           796,906
  Receivable for capital shares purchased                    3,747
  Unrealized appreciation on foreign
    currency contracts                                       4,342
                                                     -------------      -------------     -------------     -------------
                                                        24,808,734        313,275,739        58,505,468        35,020,835

LIABILITIES
  Payable for securities purchased                         891,844                               18,808           727,077
  Accrued expenses                                          12,534             88,688            16,735            16,165
  Payable for capital shares redeemed                       33,861             17,140            28,350
  Payable to investment adviser - Note B                     6,566             87,014            24,519            10,570
  Payable for directors' fees                                  601              7,922             1,439               903
                                                     -------------      -------------     -------------     -------------
                                                           945,406            200,764            89,851           754,715

NET ASSETS
  Capital shares (authorized 100,000,000
    shares of $.01 par value for each series)           23,445,046        245,020,827        45,598,442        33,600,130
  Undistributed net investment income                       97,443            307,686            14,256           141,513
  Undistributed net realized gain (loss)                    (9,169)         3,646,347           149,047            15,257
  Net unrealized appreciation of investments               330,008         64,100,115        12,653,872           509,220
                                                     -------------      -------------     -------------     -------------


                                    NET ASSETS       $  23,863,328      $ 313,074,975     $  58,415,617     $  34,266,120
                                                     =============      =============     =============     =============

                    Capital shares outstanding           5,895,455         19,939,203         7,130,889         6,495,447

                    Net asset value per share        $        4.05      $       15.70     $        8.19     $        5.28


The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST
                             STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JANUARY 31, 1999
                                    UNAUDITED

                                                                       T. Rowe Price
                                                                        Growth and                        U.S. Government
                                                                         Income              Equity           Income
                                                      Bond Series        Series              Series           Series
                                                      ------------     -------------      ------------    ---------------

INVESTMENT INCOME
   Dividends                                                           $  2,858,506      $    410,925
   Interest                                           $    628,943          745,289            11,309     $  1,015,040
                                                      ------------     ------------      ------------     ------------
                                                           628,943        3,603,795           422,234        1,015,040

EXPENSES
   Custodian fees                                            7,261           31,693             7,659            7,728
   Adviser fees - Note B                                    36,712          507,865           144,471           68,285
   Management fees - Note B                                 15,734          218,134            39,401           25,607
   Printing expenses                                         7,659          105,605            18,712           17,340
   Audit fees                                                4,258            2,361             2,017            3,409
   Insurance expenses                                          954           13,546             2,414            1,535
   Directors' fees and expenses                              1,035           14,124             2,431            1,738
   Miscellaneous expenses                                       93            2,983             2,869            2,448
                                                      ------------     ------------      ------------     ------------
                                                            73,706          896,311           219,974          128,090

                         NET INVESTMENT INCOME             555,237        2,707,484           202,260          886,950

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - Notes A and C
   Net realized gain on sale of investments                 79,258       10,118,968           153,038          526,563
   Net unrealized appreciation (depreciation) of:
      Investments during the period                        111,153       (4,653,613)        6,722,445           28,809
      Assets denominated in foreign currencies               4,342
                                                      ------------     ------------      ------------     ------------
                       Net gain on investments             194,753        5,465,355         6,875,483          555,372
                                                      ------------     ------------      ------------     ------------

                        INCREASE IN NET ASSETS
                     RESULTING FROM OPERATIONS        $    749,990     $  8,172,839      $  7,077,743     $  1,442,322
                                                      ============     ============      ============     ============


The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                    FOR THE SIX MONTHS ENDED JANUARY 31, 1999
                                    UNAUDITED

                                                                      T. Rowe Price
                                                                        Growth and                          U.S. Government
                                                                         Income             Equity              Income
                                                    Bond Series          Series             Series              Series
                                                   -------------      -------------      -------------     ----------------

OPERATIONS
   Net investment income                           $     555,237      $   2,707,484      $     202,260      $     886,950
   Net realized gain on sale of investments               79,258         10,118,968            153,038            526,563
   Net unrealized appreciation (depreciation)
      during the period                                  115,495         (4,653,613)         6,722,445             28,809
                                                   -------------      -------------      -------------      -------------
           INCREASE IN NET ASSETS
           RESULTING FROM OPERATIONS                     749,990          8,172,839          7,077,743          1,442,322

DISTRIBUTIONS TO SHAREOWNERS
   Net investment income                                (968,742)        (5,234,796)          (449,055)        (1,847,027)
   Net realized gains                                   (207,719)       (18,412,869)        (8,668,236)          (597,259)

CAPITAL SHARE TRANSACTIONS - NOTE D
   Reinvestment of net investment income
      distributed                                        968,742          5,234,796            449,055          1,847,027
   Reinvestment of net realized gains
      distributed                                        207,719         18,412,869          8,668,236            597,259
   Sales of capital shares                             6,504,619         19,259,629            234,995          1,158,253
   Redemptions of capital shares                      (1,325,673)        (4,799,021)        (3,700,273)        (2,425,374)
                                                   -------------      -------------      -------------      -------------
           INCREASE IN NET ASSETS FROM
           CAPITAL SHARE TRANSACTIONS                  6,355,407         38,108,273          5,652,013          1,177,165
                                                   -------------      -------------      -------------      -------------

           TOTAL INCREASE IN NET ASSETS                5,928,936         22,633,447          3,612,465            175,201

NET ASSETS
   BEGINNING OF PERIOD                                17,934,392        290,441,528         54,803,152         34,090,919
                                                   -------------      -------------      -------------      -------------
   END OF PERIOD (including undistributed net
      investment income: Bond Series -$97,443;
      Growth and Income Series - $307,686;
      Equity Series - $14,256; U.S. Government
      Income Series - $141,513)                    $  23,863,328      $ 313,074,975      $  58,415,617      $  34,266,120
                                                   =============      =============      =============      =============

The accompanying notes are an integral part of these financial statements.

                              SECURITY FIRST TRUST
                       STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE YEAR ENDED JULY 31, 1998

                                                                       T. Rowe Price
                                                                         Growth and                          U.S. Government
                                                                          Income             Equity              Income
                                                     Bond Series          Series             Series              Series
                                                    -------------      -------------      -------------      ---------------

OPERATIONS
   Net investment income                            $     793,704      $   4,757,262      $     449,747      $   1,841,411
   Net realized gain on sale of investments               258,714         14,401,027         11,847,457            137,839
   Net unrealized appreciation (depreciation)
      during the year                                     (52,442)         3,597,110         (4,704,685)            68,011
                                                    -------------      -------------      -------------      -------------
             INCREASE IN NET ASSETS
             RESULTING FROM OPERATIONS                    999,976         22,755,399          7,592,519          2,047,261

DISTRIBUTIONS TO SHAREOWNERS
   Net investment income                                 (647,867)        (4,191,181)          (482,528)        (1,507,408)
   Net realized gains                                                    (13,443,002)        (4,086,984)

CAPITAL SHARE TRANSACTIONS - NOTE D
   Reinvestment of net investment income
      distributed                                         647,867          4,191,181            482,528          1,507,408
   Reinvestment of net realized gains
      distributed                                                         13,443,002          4,086,984
   Sales of capital shares                              7,387,828         68,143,134          6,440,386          6,833,426
   Redemptions of capital shares                       (1,088,132)        (5,160,103)        (6,801,222)        (3,679,228)
                                                    -------------      -------------      -------------      -------------
             INCREASE IN NET ASSETS FROM
             CAPITAL SHARE TRANSACTIONS                 6,947,563         80,617,214          4,208,676          4,661,606
                                                    -------------      -------------      -------------      -------------

             TOTAL INCREASE IN NET ASSETS               7,299,672         85,738,430          7,231,683          5,201,459

NET ASSETS
   BEGINNING OF YEAR                                   10,634,720        204,703,098         47,571,469         28,889,460
                                                    -------------      -------------      -------------      -------------
   END OF YEAR (including undistributed net
      investment income: Bond Series -$510,948;
      Growth and Income Series - $2,834,998;
      Equity Series - $261,051; U.S. Government
      Income Series - $1,101,590)                   $  17,934,392      $ 290,441,528      $  54,803,152      $  34,090,919
                                                    =============      =============      =============      =============


The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                   BOND SERIES
                            PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 1999
                                    UNAUDITED

                                                                 Percentage
                                                                 of Market
                                                                  Value of                                  Market
Fixed Maturities                                                 Portfolio             Principal             Value
----------------                                                 ---------             ---------           ----------

CORPORATE NOTES                                                   24.7%

Aerospace & Defense:                                              0.7%
      Boeing Co., 8.75%, 08/15/21                                                        50,000            $   63,625
      Lockheed Martin Corp., 7.75%, 05/01/26                                             90,000               103,275
                                                                                                           ----------
                                                                                                              166,900

Automobiles & Related:                                            1.2%
      Ford Motor Credit, 9.50%, 04/15/00                                                 50,000                52,415
      GMAC Corporate Bond, 9.63%, 12/15/01                                              100,000               111,125
      Mark IV Industries, Inc., 7.75%, 04/01/06                                         120,000               117,600
                                                                                                           ----------
                                                                                                              281,140

Banking:                                                          3.9%
      Bank One Corp., 7.75%, 07/15/25                                                   200,000               230,750
      Chase Manhattan Corp., 6.00%, 11/01/05                                            250,000               254,687
      HSBC Fin Nederland Bank, 7.40%, 04/15/03                                          100,000               106,375
      NationsBank Corp., 6.875%, 02/15/05                                               300,000               319,500
                                                                                                           ----------
                                                                                                              911,312

Building Materials & Garden Supplies:                             0.4%
      NBTY, Inc., 8.63%, 09/15/07                                                       100,000                97,375

Computer & Office Equipment:                                      1.6%
      Hydrochem Industrial Service, Inc., 10.375%, 08/01/07                              85,000                84,575
      IBM Corp., 5.375%, 02/01/09                                                       235,000               234,960
      Printpack, Inc., 10.625%, 08/15/06                                                 60,000                58,950
                                                                                                           ----------
                                                                                                              378,485

Electric and Electronic Equipment:                                0.4%
      Honeywell, Inc., 6.60%, 04/15/01                                                  100,000               103,125


The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 1999
                                    UNAUDITED

                                                             Percentage
                                                             of Market
                                                              Value of                                    Market
Fixed Maturities                                             Portfolio              Principal             Value
----------------                                             -----------            ---------           ----------

CORPORATE NOTES (Continued)

Electric Utilities:                                              .9%
      National Rural Utilities, 6.50%, 09/15/02                                      100,000            $  104,375
      Public Service Electric & Gas Co., 6.25%, 01/01/07                             100,000               105,125
                                                                                                        ----------
                                                                                                           209,500

Finance & Credit:                                               3.9%
      Chase Commercial Mortgage Sec., 6.60%, 11/19/07                                110,000               113,933
      Commercial Credit Group, 9.60%, 05/15/99                                        50,000                50,618
      Margaretten Financial, 6.75%, 06/15/00                                         100,000               101,865
      Premier Auto Trust, 6.32%, 03/06/02                                            300,000               307,695
      Standard Credit Card, 7.25%, 04/07/08                                          100,000               110,793
      UCFC Trust, 6.48%, 05/15/12                                                    230,000               225,975
                                                                                                        ----------
                                                                                                           910,879

Food & Beverages:                                               0.7%
      Ameriserve Food Co., 10.125%, 07/15/07                                          85,000                73,100
      Doskocil Manufacturing Inc., 10.125%, 09/15/07                                  60,000                57,250
      Southern Foods Group,  9.875%, 09/01/07                                         60,000                63,150
                                                                                                        ----------
                                                                                                           193,500

Forest Products:                                                0.8%
      Noranda Forest, Inc., 7.50%, 07/15/03                                          100,000               102,125
      Stone Container Corp., 12.25%, 04/01/02                                         80,000                80,400
                                                                                                        ----------
                                                                                                           182,525

Insurance Carriers:                                             0.4%
      Prudential Insurance Co. America, 6.875%, 04/15/03                             100,000               104,500



The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 1999
                                    UNAUDITED

                                                            Percentage
                                                            of Market
                                                             Value of                                    Market
 Fixed Maturities                                           Portfolio              Principal             Value
 ----------------                                           ---------              ---------           ----------

CORPORATE NOTES (Continued)

Miscellaneous Consumer Products:                              1.4%
      French Fragrances, Inc., 10.375%, 05/15/07                                     60,000            $   61,050
      Hedstrom Corp., 10.00%, 06/01/07                                               70,000                60,550
      Home Products International, Inc., 9.625%, 05/15/08                            70,000                68,600
      Kinder Care Learning Centers, 9.50%, 02/15/09                                  70,000                68,425
      S C International Service, Inc., 9.25%, 09/01/07                               60,000                60,750
                                                                                                       ----------
                                                                                                          319,375

Oil and Gas Extraction:                                       0.5%
      Quaker State Corp., 6.63%, 10/15/05                                           100,000               106,375

Security, Commodity Brokers & Services:                       5.4%
      Lehman Brothers, 8.50%, 05/01/07                                              100,000               112,625
      Merrill Lynch & Co, Inc., 6.00%, 02/12/03                                     240,000               243,600
      Morgan Stanley, 6.52%, 01/15/08                                               350,000               362,250
      MS Wells Fargo, 6.54%, 07/15/30                                               230,000               238,395
      Salomon Smith Barney, Inc., 7.375%, 05/15/07                                  300,000               326,625
                                                                                                       ----------
                                                                                                        1,283,495

Telephone Communication:                                      1.2%
      GTE Corp., 6.94%, 04/15/28                                                    100,000               108,375
      U.S. West Communications, 7.50%, 06/15/23                                      80,000                85,400
      Worldcom, Inc., 6.95%, 08/15/28                                               100,000               108,625
                                                                                                       ----------
                                                                                                          302,400

Textile Mill Products:                                        0.5%
      GFSI, Inc., 9.625%, 03/01/07                                                   60,000                56,475
      Polymer Group, Inc., 9.00%, 07/01/07                                           60,000                60,525
                                                                                                       ----------
                                                                                                          117,000

The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 1999
                                    UNAUDITED

                                                           Percentage
                                                           of Market
                                                            Value of                                    Market
 Fixed Maturities                                          Portfolio              Principal             Value
 ----------------                                          ---------              ---------           ----------

CORPORATE NOTES (Continued)

Transportation:                                              0.8%
      Newport News Shipbuilding, Inc., 9.25%, 12/01/06                              60,000            $   63,900
      Norfolk Southern Corp., 7.8%, 05/15/27                                       100,000               118,750
                                                                                                      ----------
                                                                                                         182,650
                                                                                                      ----------

                                  TOTAL CORPORATE NOTES
                                     (COST  $5,744,377)                                                5,850,536

FEDERAL AGENCIES                                            44.6%

Federal Home Loan Bank:                                      0.8%
      5.50%, 01/10/01                                                              200,000               202,078

Federal Home Loan Mortgage Corp.:                            0.2%
      9.50%, 04/01/19                                                               26,921                28,789
      9.00%, 06/01/19                                                               13,804                14,671
                                                                                                      ----------
                                                                                                          43,460

Federal National Mortgage Assn.:                            16.0%
      5.75%, 04/15/03                                                              410,000               420,734
      6.92%, 03/19/07                                                               75,000                82,676
      6.21%, 11/07/07                                                            1,635,000             1,732,200
      6.31%, 02/01/08                                                              222,885               230,129
      7.00%, 09/01/10                                                              333,594               341,623
      7.00%, 05/01/12                                                              171,742               175,875
      6.50%, 03/01/13                                                              149,584               146,966
      6.50%, 03/01/13                                                              366,947               373,251
      7.50%, 08/25/21                                                                9,069                 9,237
      6.43%, 03/17/30                                                              260,000               259,350
                                                                                                      ----------
                                                                                                       3,772,041

The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 1999
                                    UNAUDITED

                                               Percentage
                                                of Market
                                                Value of                                    Market
 Fixed Maturities                               Portfolio              Principal             Value
 ----------------                              ----------              ---------          -----------
 FEDERAL AGENCIES (Continued)

 Government National Mortgage Association:       27.6%
         9.00%, 04/15/09                                                 2,925            $    3,103
         9.00%, 05/15/09                                                14,838                15,746
         9.00%, 05/15/09                                                 6,204                 6,584
         9.00%, 05/15/09                                                 4,448                 4,720
         9.00%, 05/15/09                                                 1,951                 2,070
         9.00%, 05/15/09                                                 3,089                 3,279
         9.00%, 05/15/09                                                 8,664                 9,195
        11.25%, 09/15/15                                                80,721                89,524
        11.50%, 11/15/15                                                55,442                62,458
        10.00%, 08/15/16                                                 7,015                 7,662
        10.00%, 06/15/17                                                27,500                30,035
         9.25%, 07/15/17                                                15,989                17,063
        10.00%, 11/15/17                                                 7,833                 8,556
        11.50%, 02/15/18                                                 3,319                 3,740
        10.00%, 03/15/19                                                38,864                42,447
        10.00%, 03/15/20                                                13,953                15,239
         9.25%, 05/15/20                                                30,079                32,099
         7.50%, 09/15/20                                               230,378               238,296
         9.25%, 05/15/21                                                88,863                94,836
         9.25%, 06/15/21                                                21,521                22,967
         7.50%, 06/15/23                                               105,026               108,635
         7.00%, 08/15/23                                                89,902                92,206
         7.50%, 10/15/23                                               170,118               175,957
         7.00%, 01/15/24                                               142,785               146,443
         7.00%, 03/15/24                                               121,232               124,339
         7.00%, 01/15/25                                               440,550               451,837
         9.50%, 01/15/25                                                50,588                54,587
         9.50%, 05/15/25                                                15,940                17,199
         7.00%, 02/15/26                                               543,039               556,951
         6.50%, 04/15/28                                               795,279               804,965
         7.00%, 05/01/28                                               423,064               433,903



The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 1999
                                    UNAUDITED

                                                          Percentage
                                                           of Market
                                                           Value of                                    Market
Fixed Maturities                                           Portfolio            Principal              Value
----------------                                          -----------           ---------            ----------

FEDERAL AGENCIES (Continued)

Government National Mortgage Association (Continued)
        7.00%, 06/01/28                                                           368,427            $  377,866
        6.50%, 10/15/28                                                         1,902,708             1,925,883
        6.50%, 11/15/28                                                           543,196               549,812
                                                                                                     ----------
                                                                                                      6,530,202
                                                                                                     ----------

                               TOTAL FEDERAL AGENCIES
                                    (COST $10,381,506)                                               10,547,781

  U.S. GOVERNMENT OBLIGATIONS                             26.1%

  U.S. Treasury Bond:                                      6.3%
        6.75%, 08/15/26                                                         1,240,000             1,494,758

  U.S. Treasury Notes:                                    19.8%
        7.75%, 11/30/99                                                            15,000                15,375
        5.63%, 11/30/00                                                           110,000               111,849
        6.38%, 08/15/02                                                           415,000               437,543
        5.38%, 06/30/03                                                         3,340,000             3,435,423
        3.38%, 01/15/07                                                           687,911               668,773
                                                                                                     ----------
                                                                                                      4,668,963
                                                                                                     ----------

                    TOTAL U.S. GOVERNMENT OBLIGATIONS
                                     (COST $6,150,024)                                                6,163,721

  FOREIGN GOVERNMENT OBLIGATIONS                           4.3%

  Canada Government Bond, 6.00%, 06/01/08                                         538,961               576,677
  Swedish Government Bond, 5.50%, 04/12/02                                        401,554               428,109
                                                                                                     ----------

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                     (COST $965,251)                                                                  1,004,786
                                                                                                     ----------

The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                   BOND SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 1999
                                    UNAUDITED

                                                              Percentage
                                                              of Market
                                                               Value of                                    Market
 Fixed Maturities                                             Portfolio              Principal             Value
 ----------------                                             ---------              ---------         ------------

                                      TOTAL FIXED MATURITIES
                                           (COST $23,241,158)                                           $23,566,824

Short-Term Investments
SHORT-TERM INVESTMENTS                                            0.3%

Federal Home Loan Mortgage Corp.:                                 0.3%
      4.73%, 02/12/99                                                                  60,000                59,897
                                                                                                        -----------

                                TOTAL SHORT-TERM INVESTMENTS
                                               (COST $59,897)                                                59,897
                                                                                                        -----------

                                           TOTAL INVESTMENTS
                                           (COST $23,301,055)   100.0%                                   23,626,721

                                                                                                         Unrealized
Forward Foreign Currency Contracts                                                                       Gain (Loss)
CONTRACTS TO SELL                                                                                       -----------

      905,000 Canadian Dollars (Settlement Date 02/22/99;
      Receivable amount $592,995; Market value $596,000)                                                    (3,038)
      380,000 Euro Dollars (Settlement Date 02/22/99;
      Receivable amount $440,960; Market value $433,580)                                                      7,380
                                                                                                        -----------
                                                                                                              4,342

Other assets less liabilities                                                                               232,265
                                                                                                        -----------
                                                  NET ASSETS                                            $23,863,328
                                                                                                        ===========



The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                            PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 1999
                                    UNAUDITED

                                               Percentage
                                                of Market
                                                Value of               No. of              Market
  Equity Securities                            Portfolio               Shares              Value
  -----------------                            ----------              ------           -----------

  CAPITAL EQUIPMENT                              4.5%

  Electrical Equipment:                          4.5%
        General Electric Co.                                           50,000           $ 5,243,750
        Honeywell, Inc.                                                30,000             1,955,610
        Hubbell, Inc. Class B                                          40,000             1,465,000
        Motorola, Inc.                                                 75,000             5,418,750
                                                                                        -----------
                                                                                         14,083,110

  CONSUMER CYCLICALS                             0.8%

  Automobiles & Related:                         0.8%
        Genuine Parts Co.                                              80,000             2,550,000

  CONSUMER NONDURABLES                          19.4%

  Food & Beverages:                              5.4%
        Anheuser-Busch Company, Inc.                                   50,000             3,534,350
        Best Foods                                                     24,000             1,207,488
        General Mills, Inc.                                            54,000             4,532,598
        McCormick & Co.                                                75,000             2,212,500
        Pepsico, Inc.                                                  50,000             1,953,100
        Quaker Oats Company                                            30,000             1,668,750
        Ralston-Ralston Purina Group                                   60,000             1,642,500
                                                                                        -----------
                                                                                         16,751,286

  Health Services:                               0.7%
        Baxter International, Inc.                                     30,000             2,128,110


The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 1999
                                    UNAUDITED

                                                  Percentage
                                                  of Market
                                                   Value of              No. of               Market
  Equity Securities                               Portfolio              Shares               Value
  -----------------                               ---------             ---------          ------------

  CONSUMER NONDURABLES (Continued)

  Miscellaneous Consumer Products:                  7.7%
        Colgate Palmolive Co.                                             30,000           $ 2,413,110
        Eastman Kodak                                                     40,000             2,615,000
        Fortune Brands, Inc.                                             100,000             3,325,000
        Int'l. Flavors & Fragrance                                       100,000             4,362,500
        Owens Corning                                                     70,000             2,502,500
        Philip Morris Companies, Inc.                                    100,000             4,700,000
        Stanley Works                                                     75,000             1,889,025
        UST, Inc.                                                         75,000             2,362,500
                                                                                            ----------
                                                                                            24,169,635

  Pharmaceuticals:                                  5.6%
        Abbott Laboratories                                               80,000             3,714,960
        American Home Products                                            60,000             3,521,220
        Johnson & Johnson                                                 45,000             3,825,000
        Pharmacia-Upjohn, Inc.                                            36,250             2,084,375
        Schering-Plough Corp.                                             80,000             4,360,000
                                                                                            ----------
                                                                                            17,505,555

  CONSUMER SERVICES                                12.4%
  Entertainment & Leisure:                          1.2%
        Hilton Hotels Corp.                                              175,000             2,526,475
        Park Place Entertainment Corp.*                                  175,000             1,192,100
                                                                                            ----------
                                                                                             3,718,575

  General Merchandise Stores:                       4.7%
        Dayton Hudson Corp.                                               90,000             5,737,500
        J.C. Penney, Inc.                                                 40,000             1,567,480
        Neiman-Marcus Group, Inc.*                                        90,000             2,216,250
        Toys R Us, Inc.*                                                 200,000             3,000,000
        Tupperware Corp.                                                 100,000             2,056,200
                                                                                            ----------
                                                                                            14,577,430


*Non-income producing

The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 1999
                                    UNAUDITED

                                              Percentage
                                              of Market
                                              Value of                No. of              Market
  Equity Securities                           Portfolio               Shares              Value
  -----------------                           ---------               ------           -----------

  CONSUMER SERVICES (Continued)

  Media & Communications:                       2.8%
        CBS  Corp.                                                    75,000           $ 2,550,000
        Knight Ridder, Inc.                                           60,000             2,865,000
        Meredith Corp.                                                60,000             2,235,000
        Readers Digest Assn., Inc.                                    35,000               966,875
                                                                                       -----------
                                                                                         8,616,875

  Miscellaneous Business Services:              1.9%
        Browning Ferris, Inc.                                        125,000             3,437,500
        Waste Management, Inc.                                        50,750             2,534,303
                                                                                       -----------
                                                                                         5,971,803

  Real Estate:                                  1.8%
        Crescent Real Estate Equity Co.                               90,000             1,906,830
        Starwood Hotel & Resort Trust                                150,000             3,750,000
                                                                                       -----------
                                                                                         5,656,830

  ENERGY                                        9.6%
  Oil And Gas Extraction:                       9.6%
        Amerada Hess Corp.                                            55,000             2,612,500
        Atlantic Richfield Co.                                        30,000             1,721,250
        BP Amoco PLC                                                  96,167             7,801,547
        Baker Hughes, Inc.                                           175,000             2,953,125
        Chevron Corp.                                                 40,000             2,990,000
        Exxon Corp.                                                   36,000             2,535,732
        Mobil Corp.                                                   16,000             1,402,992
        Occidental Petroleum Corp.                                    80,000             1,204,960
        Pioneer Natural Resources Co.                                125,000             1,031,250
        Royal Dutch Petroleum Co. ADR                                 40,000             1,602,480
        Texaco, Inc.                                                  30,600             1,449,675
        Unocal Corp.                                                 100,000             2,850,000
                                                                                       -----------
                                                                                        30,155,511



The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 1999
                                    UNAUDITED

                                               Percentage
                                                of Market
                                                Value of                No. of              Market
  Equity Securities                            Portfolio                Shares              Value
  -----------------                            ---------                ------           -----------

  FINANCIAL                                      11.8%

  Banking:                                        3.1%
        Chase Manhattan Corp.                                           30,000           $ 2,308,110
        Mellon Bank Corp.                                               50,000             3,350,000
        National City Corp.                                             20,000             1,421,240
        Wells Fargo & Co.                                               66,660             2,328,990
                                                                                         -----------
                                                                                           9,408,340

  Federal Agencies:                               1.2%
        Federal Home Loan Mortgage Corp.                                60,000             3,720,000

  Financial Services:                             4.7%
        American Express Co.                                            30,000             3,086,250
        H&R Block, Inc.                                                 60,000             2,632,500
        Citigroup, Inc.                                                110,365             6,187,283
        J.P. Morgan & Co., Inc.                                         25,000             2,637,500
                                                                                         -----------
                                                                                          14,543,533

  Insurance Carriers:                             2.8%
        Loews Corp.                                                     30,000             2,525,610
        St. Paul Companies, Inc.                                       105,136             3,088,370
        Travelers Aetna P&C                                            120,000             3,457,440
                                                                                         -----------
                                                                                           9,071,420

  PROCESS INDUSTRIES                             13.1%

  Chemicals And Allied Products:                  7.4%
        Corning, Inc.                                                  100,000             4,870,000
        Dow Chemical Co.                                                30,000             2,641,860
        Dupont Co.                                                      50,000             2,559,350
        Great Lakes Chemical Corp.                                      60,000             2,272,500
        Hercules, Inc.                                                 120,000             3,232,440
        Imperial Chemical ADR                                           60,000             2,156,220


The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 1999
                                    UNAUDITED

                                                          Percentage
                                                           of Market
                                                           Value of                No. of              Market
  Equity Securities                                       Portfolio               Shares               Value
  -----------------                                       ---------               ------            -----------

  PROCESS INDUSTRIES (Continued)

  Chemicals and Allied Products (Continued)
        Minnesota Mining & Manufacturing Co.                                       38,300           $ 2,973,037
        Pall Corp.                                                                100,000             2,318,700
                                                                                                     ----------
                                                                                                     23,024,107

  Forest Products:                                           1.2%
        Georgia Pacific Corp.                                                      35,000             2,257,500
        Weyerhaeuser Co.                                                           30,000             1,623,750
                                                                                                     ----------
                                                                                                      3,881,250

  Metal Mining:                                              2.3%
        Inco Ltd.                                                                 175,000             1,848,350
        Newmont Mining Corp.                                                       75,000             1,326,525
        Phelps Dodge Corp.                                                         50,000             2,171,850
        Reynolds Metals Co.                                                        40,000             1,955,000
                                                                                                     ----------
                                                                                                      7,301,725

  Paper And Allied Products:                                 2.2%
        Kimberly-Clark                                                            100,000             4,981,200
        International Paper Co.                                                    25,000               989,050
        Union Camp Corp.                                                           15,000               935,625
                                                                                                     ----------
                                                                                                      6,905,875

  TECHNOLOGY                                                 4.5%

  Computer and Office Equipment:                             4.5%
        Computer Associates International, Inc.                                    75,000             3,796,875
        First Data Corp.                                                          125,000             4,789,000
        Hewlett-Packard Co.                                                        70,000             5,486,250
                                                                                                     ----------
                                                                                                     14,072,125


The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 1999
                                    UNAUDITED

                                                     Percentage
                                                      of Market
                                                      Value of              No. of              Market
  Equity Securities                                  Portfolio              Shares              Value
  -----------------                                  ---------             --------           -----------

  TRANSPORTATION                                       7.3%

  Aerospace and Defense:                               4.1%
        Allied Signal, Inc.                                                  90,000           $ 3,510,000
        Boeing Company                                                      100,000             3,456,200
        Lockheed Martin Corp.                                                60,000             2,115,000
        Olin Corp.                                                           45,000             1,063,125
        Raytheon Co.                                                         50,000             2,796,850
                                                                                                ---------
                                                                                               12,941,175

  Railroad Transportation:                             3.2%
        Burlington Northern Santa Fe                                         75,000             2,596,875
        Norfolk Southern Corp.                                              140,000             3,858,680
        Union Pacific Corp.                                                  70,000             3,600,590
                                                                                                ---------
                                                                                               10,056,145
  UTILITIES                                            6.7%

  Telephone Communication:                             4.1%
        AT&T Co.                                                             20,000             1,815,000
        Frontier Corp.                                                       70,000             2,528,750
        GTE Corp.                                                            40,000             2,700,000
        SBC Communications, Inc.                                            104,865             5,662,710
                                                                                                ---------
                                                                                               12,706,460

  Utility Holding Companies:                           2.6%
        Edison International                                                 50,000             1,390,561
        GPU                                                                  16,000               682,000
        Peco Energy Co.                                                      50,000             1,909,350
        Pacificorp                                                           70,000             1,439,340
        Unicom Corp.                                                         75,000             2,676,600
                                                                                                ---------
                                                                                                8,097,851
                                                                                                ---------

                            TOTAL EQUITY SECURITIES
                                 (COST $217,514,611)                                          281,614,726


The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 1999
                                    UNAUDITED

                                                               Percentage
                                                                of Market
                                                                Value of                                 Market
  Short-Term Investments                                       Portfolio           Principal             Value
  ----------------------                                       ---------           ----------        -------------

  SHORT-TERM INVESTMENTS                                         9.9%

  Commercial Paper:                                              9.9%
        Allied Signal, Inc., 4.85%, 02/09/99                                        2,100,000         $   2,097,169
        Aluminum Company of America, 4.82%, 02/05/99                                1,265,000             1,263,981
        Ameritech Corp., 4.80%, 02/09/99                                            1,000,000               998,665
        Dresdner U S Finance, Inc., 4.80%, 03/08/99                                 3,400,000             3,383,193
        General Electric Capital Corp., 4.80%, 03/10/99                             1,100,000             1,093,858
        General Electric Capital Corp., 4.85%, 03/19/99                             2,635,000             2,617,917
        Lucent Technologies, Inc., 4.80%, 02/18/99                                  4,900,000             4,887,568
        Metlife Funding, Inc., 4.80%, 02/24/99                                     10,000,000             9,966,644
        Proctor & Gamble  Co., 4.80%, 02/26/99                                      4,750,000             4,732,861
                                                                                                      -------------
                                 TOTAL SHORT-TERM INVESTMENTS
                                           (COST  $31,041,856)                                           31,041,856
                                                                                                      -------------

                                            TOTAL INVESTMENTS
                                           (COST $248,556,467)  100.0%                                  312,656,582

  Other assets less liabilities                                                                             418,393
                                                                                                      -------------

                                                   NET ASSETS                                         $ 313,074,975
                                                                                                      =============


The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                  EQUITY SERIES
                            PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 1999
                                    UNAUDITED

                                             Percentage
                                              of Market
                                              Value of                No. of              Market
  Equity Securities                          Portfolio               Shares               Value
  -----------------                          ---------               ------             -----------

  CAPITAL EQUIPMENT                             8.3%

  Electrical Equipment:                         7.1%
        Emerson Electric Co.                                           6,400            $  372,397
        General Electric Co.                                          19,200             2,013,600
        Lucent Technologies, Inc.                                     10,400             1,170,645
        Motorola, Inc.                                                 7,300               527,425
                                                                                        ----------
                                                                                         4,084,067

  Machinery:                                    1.2%
        Eaton Corp.                                                    3,800               264,575
        Illinois Tool Works, Inc.                                      7,000               422,184
                                                                                        ----------
                                                                                           686,759

  CONSUMER NONDURABLES                         22.2%

  Food & Beverages:                             4.4%
        Anheuser-Busch Company, Inc.                                   4,700               332,229
        Archer Daniels Midland Co.                                    11,760               177,870
        Best Foods                                                    10,200               513,182
        Coca Cola                                                     15,500             1,014,273
        Pepsico, Inc.                                                 12,300               480,463
                                                                                        ----------
                                                                                         2,518,017

  Health Services:                              1.7%
        Columbia/HCA  Health System, Inc.                             10,000               181,250
        Medtronic, Inc.                                                3,700               294,842
        United Healthcare Corp.*                                      10,700               478,825
                                                                                        ----------
                                                                                           954,917


*Non-income producing

The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 1999
                                    UNAUDITED

                                           Percentage
                                            of Market
                                            Value of                No. of              Market
  Equity Securities                        Portfolio               Shares               Value
  -----------------                        ---------               ------             ----------

  CONSUMER NONDURABLES (Continued)

  Miscellaneous Consumer Products:            5.4%
        Colgate Palmolive Co.                                        4,400            $  353,923
        Gillette Co.                                                 7,100               417,125
        McDonalds Corp.                                              6,800               535,921
        Philip Morris Companies, Inc.                               18,800               883,600
        Proctor & Gamble Co.                                        10,200               926,925
                                                                                      ----------
                                                                                       3,117,494

  Pharmaceuticals:                           10.7%
        American Home Products Co.                                  14,400               845,093
        Bristol Myers Squibb Co.                                     9,900             1,269,051
        Johnson & Johnson                                            8,900               756,500
        Eli Lilly & Co.                                              9,400               880,658
        Merck & Co.                                                  7,600             1,115,300
        Pfizer, Inc.                                                 8,000             1,029,000
        Pharmacia-Upjohn, Inc.                                       5,900               339,250
                                                                                      ----------
                                                                                       6,234,852

  CONSUMER CYCLICALS                          2.2%

  Automobiles & Related:                      2.2%
        Ford Motor Co.                                               9,800               602,083
        General Motors Corp.                                         5,900               529,525
        Goodyear Tire And Rubber Co.                                 3,400               166,600
                                                                                      ----------
                                                                                       1,298,208

  CONSUMER SERVICES                           8.9%

  General Merchandise Stores:                 5.7%
        Albertsons, Inc.                                             5,200               317,200
        Home Depot, Inc.                                            10,600               639,975
        K Mart Corp.*                                               23,400               410,951




*Non-income producing

The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 1999
                                    UNAUDITED

                                                Percentage
                                                 of Market
                                                 Value of               No. of               Market
  Equity Securities                             Portfolio               Shares               Value
  -----------------                             ---------               ------             ----------

  CONSUMER SERVICES (Continued)

  General Merchandise Stores (Continued)
        J.C. Penney, Inc.                                                 8,700            $  340,927
        Pep Boys Manny Moe & Jack                                         7,200               113,400
        Sears Roebuck & Co.                                               6,800               272,850
        Toys R Us, Inc.*                                                 10,600               159,000
        Walmart Stores                                                   12,600             1,083,600
                                                                                           ----------
                                                                                            3,337,903

  Media & Communications:                          2.8%
        Walt Disney Co.                                                  18,800               620,400
        Fox Entertainment Group, Inc.                                    10,600               295,475
        News Corp.                                                        9,900               277,200
        Time Warner, Inc.                                                 2,000               125,000
        Tribune Co.                                                       4,300               274,929
                                                                                           ----------
                                                                                            1,593,004

  Building & Real Estate:                          0.4%
        Fluor Corp.                                                       3,200               122,000
        Starwood Hotel & Resort Trust                                     8,600               215,000
                                                                                           ----------
                                                                                              337,000
  ENERGY                                           7.0%

  Oil And Gas Extraction:                          7.0%
        Atlantic Richfield Co.                                            4,100               235,238
        BP Amoco PLC                                                      4,300               348,838
        Enron Corp.                                                       4,200               277,200
        Exxon Corp.                                                      21,700             1,528,483
        Mobil Corp.                                                       6,100               534,891
        Royal Dutch Petroleum Co. ADR                                    13,900               556,862
        Schlumberger Limited                                              6,300               300,038
        Unocal Corp.                                                      9,100               259,350
                                                                                           ----------
                                                                                            4,040,900


*Non-income producing

The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 1999
                                    UNAUDITED

                                               Percentage
                                                of Market
                                                Value of                No. of              Market
  Equity Securities                            Portfolio               Shares               Value
  -----------------                            ---------               ------            -----------

  FINANCIAL                                      16.7%

  Banking:                                        8.0%
        Bank One Corp.                                                  20,814           $ 1,090,133
        Bankamerica Corp.                                               15,246             1,019,576
        Bank of Boston Corp.                                             7,600               280,721
        Chase Manhattan Corp.                                           11,300               869,388
        Household International, Inc.                                    5,900               259,228
        U.S. Bankcorp                                                    8,400               282,971
        Washington Mutual, Inc.                                          8,150               342,300
        Wells Fargo & Co.                                               15,000               524,055
                                                                                         -----------
                                                                                           4,668,372

  Federal Agencies:                               1.0%
        Federal Home Loan Mortgage Corp.                                 7,600               553,850

  Financial Services:                             4.5%
        Associates First Capital Corp.                                   5,200               210,922
        CIT Group, Inc.                                                  9,300               296,438
        Citigroup, Inc.                                                 10,350               580,242
        Equifax, Inc.                                                    7,500               296,715
        Fleet Financial Group                                           12,000               531,744
        Morgan Stanley Dean Witter                                       7,685               667,150
                                                                                         -----------
                                                                                           2,583,211

  Insurance Carriers:                             3.2%
        Allstate Corp.                                                   9,300               349,327
        American General Corp.                                           3,400               242,461
        American International Group                                     8,550               880,111
        Cigna Corp.                                                      2,100               172,988
        Conseco, Inc.                                                    5,800               179,435
                                                                                         -----------
                                                                                           1,824,322


The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 1999
                                    UNAUDITED

                                                    Percentage
                                                     of Market
                                                     Value of               No. of               Market
  Equity Securities                                 Portfolio               Shares               Value
  -----------------                                 ---------               ------             ----------

  PROCESS INDUSTRIES                                   3.6%

  Chemicals and Allied Products:                       2.7%
        Air Products & Chemical                                               6,400            $  215,200
        Dow Chemical Co.                                                      2,200               193,736
        Dupont Co.                                                            8,500               435,090
        Fort James Corp.                                                      8,200               294,175
        Minnesota Mining & Manufacturing Co.                                  3,600               279,450
        PPG Industries, Inc.                                                  3,000               161,250
                                                                                               ----------
                                                                                                1,578,901

  Metal Mining:                                       0.5%
        Alcoa, Inc.                                                           1,800               150,525
        Barrick Gold Corp.                                                    5,800               110,560
                                                                                               ----------
                                                                                                  261,085

  Paper And Allied Products:                          0.4%
        Westvaco Corp.                                                        9,300               205,055

  TECHNOLOGY                                         18.0%

  Computer & Office Equipment:                       18.0%
        Applied Materials, Inc.*                                              6,500               410,716
        Cisco Systems, Inc.*                                                 10,800             1,204,870
        Compaq Computer Corp.                                                15,800               752,475
        Hewlett Packard Co.                                                   8,300               650,512
        Intel Corp.                                                          11,300             1,592,588
        International Business Machines Corp.                                 7,800             1,429,350
        Microsoft Corp.                                                      15,800             2,765,000
        Oracle Corp.*                                                        11,800               653,425
        Texas Instruments                                                     5,200               514,150
        Xerox Corp.                                                           3,300               409,200
                                                                                               ----------
                                                                                               10,382,286

*Non-income producing

The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 1999
                                    UNAUDITED

                                        Percentage
                                         of Market
                                         Value of               No. of               Market
  Equity Securities                     Portfolio               Shares               Value
  -----------------                     ---------               ------             ----------

  TRANSPORTATION                           2.7%

  Aerospace & Defense:                     1.6%
        Boeing Company                                            7,500            $  259,215
        Lockheed Martin Corp.                                     8,200               289,050
        United Technologies Corp.                                 3,000               358,311
                                                                                   ----------
                                                                                      906,576

  Transportation Services:                 1.1%
        AMR Corp.*                                                5,800               340,750
        Delta Air Lines, Inc.                                     5,600               305,547
                                                                                   ----------
                                                                                      646,297

  UTILITIES                               10.4%

  Telephone Communication:                 8.4%
        AT&T Co.                                                 10,900               989,175
        Alltel Corp.                                              6,600               426,109
        Bell Atlantic Corp.                                       9,100               546,000
        GTE Corp.                                                10,800               729,000
        MCI Worldcom, Inc.*                                      10,800               861,300
        SBC Communications, Inc.                                 23,000             1,242,000
                                                                                   ----------
                                                                                    4,793,584



*Non-income producing

The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                                  EQUITY SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 1999
                                    UNAUDITED

                                                Percentage
                                                 of Market
                                                 Value of                No. of              Market
  Equity Securities                             Portfolio                Shares              Value
  -----------------                             ---------                ------           ------------

  UTILITIES (Continued)

  Utility Holding Companies:                       2.0%
        Cinergy Corp.                                                     7,800          $    244,233
        Entergy Corp.                                                     9,900               291,426
        FPL Group, Inc.                                                   7,400               406,075
        Southern Co.                                                      9,000               242,552
                                                                                         ------------
                                                                                            1,184,286
                                                                                         ------------

                  TOTAL INVESTMENTS
                  (COST $45,137,074)             100.0%                                    57,790,946

  Other assets less liabilities                                                               624,671
                                                                                         ------------

                         NET ASSETS                                                      $ 58,415,617
                                                                                         ============



The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                          U.S. GOVERNMENT INCOME SERIES
                            PORTFOLIO OF INVESTMENTS
                                JANUARY 31, 1999
                                    UNAUDITED

                                                              Percentage
                                                              of Market
                                                               Value of                                    Market
Fixed Maturities                                              Portfolio              Principal             Value
----------------                                              ---------              ---------           ----------
CORPORATE NOTES                                                 6.8%

Finance & Credit:                                               6.8%
      Bear Stearns Mortgage Sec. Inc., 8.125%, 09/25/27                               400,000            $  408,250
      GMAC Mortgage Corp., 6.42%, 05/15/31                                             75,000                77,164
      GMAC Mortgage Corp., 5.94%, 07/01/13                                            491,385               480,636
      Morgan Stanley Capital Inc., 6.33%, 08/01/10                                    268,392               273,358
      Mortgage Capital Funding Inc., 6.00%, 11/18/31                                  375,000               379,688
      Residential Accredit Lines Inc., 7.75%, 04/25/27                                600,000               616,314
                                                                                                         ----------
                                  TOTAL CORPORATE NOTES
                                      (COST  $2,228,560)                                                  2,235,410

  U.S. GOVERNMENT OBLIGATIONS                                  37.1%

  U.S. Treasury Bonds:                                         13.2%
        8.75%, 11/15/08                                                               500,000               581,155
      12.75%, 11/15/10                                                                600,000               867,246
      14.00%, 11/15/11                                                                 50,000                78,886
        6.50%, 11/15/26                                                               150,000               175,518
        6.38%, 08/15/27                                                             2,300,000             2,661,583
                                                                                                         ----------
                                                                                                          4,364,388

  U.S. Treasury Note:                                          23.9%
        6.125%, 08/15/07                                                            7,205,000             7,872,399
                                                                                                         ----------

                      TOTAL U.S. GOVERNMENT OBLIGATIONS
                                      (COST $12,209,639)                                                 12,236,787



The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                          U.S. GOVERNMENT INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 1999
                                    UNAUDITED

                                         Percentage
                                          of Market
                                           Value of                                    Market
Fixed Maturities                         Portfolio              Principal              Value
----------------                         -----------            ---------            ----------

FEDERAL AGENCIES                           56.1%

Federal Farm Credit Bank:                   7.2%
      6.05%, 04/21/03                                             550,000            $  569,569
      6.94%, 05/19/05                                             125,000               136,684
      7.37%, 08/01/06                                           1,500,000             1,626,690
                                                                                     ----------
                                                                                      2,332,943

Federal Home Loan Bank:                     0.8%
      8.00%, 08/27/01                                             250,000               268,315

Federal Home Loan Mortgage Corp.:          16.5%
      7.00%, 07/15/99                                             218,882               218,884
      7.36%, 06/05/07                                           1,500,000             1,601,460
      7.00%, 07/01/07                                             109,484               113,076
      7.00%, 09/01/10                                             223,456               228,971
      6.50%, 04/01/11                                           1,275,679             1,298,399
      6.00%, 05/11/11                                           1,296,170             1,303,856
      8.04%, 01/01/27                                             689,312               688,015
                                                                                     ----------
                                                                                      5,452,661

Federal National Mortgage Assn.:           26.2%
      6.00%, 11/01/03                                              81,691                82,712
      6.125%, 11/25/03                                            269,376               268,904
      8.625%, 06/30/04                                            150,000               174,574
      6.00%, 10/01/08                                             340,150               343,976
      6.09%, 10/01/08                                             521,647               534,688
      6.50%, 03/01/09                                             145,896               147,628
      7.00%, 04/01/11                                           1,146,145             1,173,721
      5.50%, 07/01/13                                             490,185               484,361
      8.00%, 11/01/13                                             777,317               807,679
      5.50%, 01/01/14                                             495,000               489,738
      5.50%, 02/01/14                                             495,000               489,746
      6.50%, 05/17/15                                             700,000               714,437




The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                              SECURITY FIRST TRUST
                          U.S. GOVERNMENT INCOME SERIES
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                JANUARY 31, 1999
                                    UNAUDITED

                                                            Percentage
                                                            of Market
                                                             Value of                                     Market
Fixed Maturities                                            Portfolio              Principal              Value
----------------                                            ---------              ---------          ------------

FEDERAL AGENCIES (Continued)

Federal National Mortgage Assn. (Continued)
        6.315%, 10/01/23                                                             709,485          $    712,589
        8.00%, 10/01/25                                                              218,009               226,524
        6.00%, 10/01/28                                                            1,006,787               996,085
        6.00%, 12/01/28                                                              371,296               367,349
        6.00%, 12/01/28                                                              314,487               311,144
        6.00%, 12/01/28                                                              312,897               309,571
                                                                                                      ------------
                                                                                                         8,635,426

  Government National Mortgage Assn.:
        7.50%, 01/15/26                                         4.1%                 998,036             1,032,340
        6.00%, 07/20/27                                                              295,123               310,708
                                                                                                      ------------
                                                                                                         1,343,048
  Other Federal Agencies:                                       1.3%
        Small Business Admin., 5.50%, 10/01/18                                       355,000               348,153
        Student Loan Marketing Assn., 7.50%, 03/08/00                                100,000               102,772
                                                                                                      ------------
                                                                                                           450,925
                                                                                                      ------------

                                      TOTAL FEDERAL AGENCIES
                                           (COST $18,008,096)                                           18,483,318
                                                                                                      ------------

                                           TOTAL INVESTMENTS
                                          (COST $ 32,446,295) 100.0%                                    32,955,515

  Other assets less liabilities                                                                          1,310,605
                                                                                                      ------------

                                                  NET ASSETS                                          $ 34,266,120
                                                                                                      ============




The accompanying notes are an integral part of these financial statements.

SECURITY  FIRST TRUST

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 1999

UNAUDITED

NOTE A -- ORGANIZATION OF THE TRUST AND SIGNIFICANT ACCOUNTING POLICIES

Security First Trust (the Trust) was established under Massachusetts law pursuant to a Declaration of Trust dated February 13, 1987, as an unincorporated business trust, a form of organization that is commonly called a Massachusetts Business Trust. The Trust is registered with the Securities and Exchange Commission as a diversified open-end management investment company (mutual fund) under the Investment Company Act of 1940 (1940 Act).

On June 17, 1987, the shareowners of Security First Legal Reserve Fund, Inc. and Security First Variable Life Fund, Inc. (the Funds), each of which was a Maryland corporation registered as an investment company under the 1940 Act, approved Plans of Reorganization and Liquidation and on July 24, 1987, the Funds became Series of the Trust and their shareowners became shareowners of the Bond and the T. Rowe Price Growth and Income Series (the Growth and Income Series), respectively, in a tax-free exchange of shares. The Trust operates as a "series company," as that term is used in Rule 18f-2 under the 1940 Act. Financial information for periods prior to June 17, 1987, reflect the results of the respective funds.

The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series, all without shareowner approval. Pursuant to this authority, the Board of Trustees of Security First Trust established the Equity Series and the U.S. Government Income Series on January 11, 1993, which commenced operations May 19, 1993.

The following is a summary of significant accounting policies followed by the
Trust:

FEDERAL INCOME TAXES -- Each series of the Trust has elected to qualify as a "Regulated Investment Company." No provision for federal income taxes is necessary because each series intends to maintain its qualification as a "Regulated Investment Company" under the Internal Revenue Code and distribute each year substantially all of its net income and realized capital gains to its shareowners. Income and gains to be distributed are determined annually as of December 31, because the Trust reports for tax purposes on a calendar year.

PORTFOLIO VALUATION -- Investments are carried at market value. The market value of equity securities is determined as follows: securities traded on a national securities exchange are valued at the last sale price; securities not traded on a national securities exchange are valued at the bid price for such securities as reported by security dealers. Fixed maturities are valued at prices obtained from a major dealer in bonds.

Short-term investments which have remaining maturities of more than 60 days and for which representative market quotations are readily available are valued at the most recent bid price or yield equivalent as quoted by a major broker-dealer in money market securities. Securities with remaining maturities of 60 days or less are valued at their amortized cost, which approximates market value due to the short duration to maturity. Securities and other assets for which such procedures are deemed not to reflect fair value, or for which representative quotes are not readily available, are valued at prices deemed best to reflect their fair value as determined in good faith by or under supervision of officers of the Trust in a manner specifically authorized by the Board of Directors and applied on a consistent basis.

SECURITY FIRST TRUST

NOTE A -- ORGANIZATION OF THE TRUST AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CURRENCY TRANSLATION -- Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FOREIGN CURRENCY CONTRACTS -- The Trust may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Trust's currency exposure.

Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Trust's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contractual terms.

The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by The Wall Street Journal. Purchases and sales of forward foreign currency contracts having the same settlement date are offset, and any gain or loss is recognized on the date of offset; otherwise, the gain or loss is recognized on the settlement date.

DIVIDENDS AND DISTRIBUTIONS -- Each series declares dividends annually. Net realized gains from security transactions, if any, are distributed annually.

OTHER -- As is common in the industry, security transactions are accounted for no later than the day following the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

NOTE B -- REMUNERATION OF MANAGER AND OTHERS

Bond Series and T. Rowe Price Growth and Income Series:

Security First Investment Management Corporation (Security Management or
Manager) serves as both investment adviser and manager, and is entitled by agreement to a monthly fee equal to 1/24 of 1% of the average daily net asset value of the Bond Series and Growth and Income Series (equivalent annually to
 .5%), less compensation payable to the Series' sub-advisers, Neuberger & Berman, LLC (Bond Series) and T. Rowe Price Associates (Growth and Income Series). However, to the extent that operating expenses (including management fees but excluding interest and taxes and certain extraordinary expenses) of each series exceed 2.5% of the first $30 million of each series' average daily net assets, 2.0% of the next $70 million of each series' average daily net assets, and 1.5% of each series' average daily net assets in excess of that amount, calculated on the basis of each series' fiscal year (the expense limitation), the agreement requires that Security Management waive its fee. In addition, for the year ended July 31, 1999, Security Management has also agreed to reimburse the Bond Series for any remaining expenses exceeding a limitation equivalent annually to 1.5%. Security Management may elect on an annual basis to reimburse the Series for future excess expenses.

SECURITY FIRST TRUST

NOTE B -- REMUNERATION OF MANAGER AND OTHERS (CONTINUED)

If during the fiscal year repayments are made to the Manager and the series' expenses subsequently exceed the expense limitation, the Series shall recover such repayments from the Manager to the extent of the excess determined. Conversely, if during the fiscal year repayments are made by the Manager and the series' expenses subsequently are within the expense limitation, the Manager shall recover such repayments to the extent of the excess repaid. It is management's opinion that it is reasonably possible that actual operating expense may be less than the expense limitation; however, in accordance with the requirements of FASB Statement No. 5, no accrual has been made for the contingent obligation to repay Security Management for excess expense reimbursements since the conditions required for such accrual have not, in the opinion of management, been met.

T. Rowe Price Associates provides investment advice and makes investment decisions for the Growth and Income Series, while Neuberger & Berman, LLC provides the same for the Bond Series. T. Rowe Price Associates and Neuberger & Berman, LLC are each paid an annual fee of .35% of the average daily net assets of the series for which they respectively provide investment advice less any compensation payable to Security Management acting as adviser on certain assets in which a series may invest.

Equity Series and  U.S. Government Income Series:

Security Management serves as both investment adviser and manager, and is entitled by agreement to a monthly fee equal to 1/17 of 1% (equivalent annually to .7%) of the average daily net asset value of the Equity Series and 1/22 of 1% (equivalent annually to .55%) of the average daily net asset value of the U.S. Government Income Series, less compensation payable to the Series' sub-adviser, Blackrock, Inc. (Blackrock). However, to the extent that operating expenses (including management fees but excluding interest and taxes and certain extraordinary expenses) of each series exceed 2.5% of the first $30 million of each series' average daily net assets, 2.0% of the next $70 million of each series' average daily net assets and 1.5% of each series' average daily net assets in excess of that amount, calculated on the basis of each series' fiscal year (the expense limitation), the agreement requires that Security Management and Blackrock waive their fees.

Blackrock provides investment advice and makes investment decisions for the U.S. Government Income Series and for the Equity Series. Blackrock is paid an annual fee of .40% of the average daily net assets of the U.S. Government Income Series and an annual fee of .55% of the average daily net assets of the Equity Series.

SECURITY FIRST TRUST

NOTE C -- INVESTMENT SECURITIES TRANSACTIONS

Purchases and sales of fixed maturities and equity securities for the period ended January 31, 1999 were as follows:


                                                                     T. Rowe Price
                                                                       Growth                                        U.S.
                                                                        and                                      Government
                                                                       Income                  Equity               Income
                                                 Bond Series           Series                  Series               Series
                                                 -----------         -------------           ----------          -----------
    U.S. Government Securities:
      Purchases                                  $14,387,604                                                     $53,517,905
      Sales                                        8,771,963                                                      55,052,045
    Other Investment Securities:
      Purchases                                    1,779,023         $49,444,164             $6,024,087            2,848,245
      Sales                                          682,098          22,006,203              9,314,400            2,375,699


Net realized gain or loss on sale of investments is determined by the specific identification method and would not have been significantly different using the average cost method. The cost of investments at January 31, 1999 was the same for both financial statement and federal income tax purposes. At January 31, 1999, the composition of unrealized appreciation and depreciation of investment securities was as follows:


                                                                           Unrealized
                                                              ------------------------------------
                                                                Appreciation        Depreciation              Net
                                                              ----------------     ---------------     ----------------
    Bond Series                                               $        416,371     $        86,363     $        330,008
    T. Rowe Price Growth and Income Series                          82,062,148          17,962,033           64,100,115
    Equity Series                                                   15,149,109           2,495,237           12,653,872
    U.S. Government Income Series                                      552,719              43,499              509,220

SECURITY FIRST TRUST

NOTE D -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Trust were as follows:

                                                                     Shares Issued
                                                                     in Connection
                                                                 with Reinvestment of
                                                             ------------------------------
                                                                 Net               Net
                                                              Investment         Realized
                                                                Income             Gain
                                                Sold         Distributions     Distributions       Redeemed             Net
                                              ---------      -------------     -------------       --------         ----------
SIX MONTHS ENDED JANUARY 31, 1999
   Bond Series                                1,559,003         240,383            51,543          (318,967)        1,531,962
   T. Rowe Price Growth and Income Series     1,207,550         331,107         1,164,634          (303,882)        2,399,409
   Equity Series                                 29,050          56,914         1,098,636          (445,186)          739,414
   U.S. Government Income Series                208,542         351,815           113,764          (436,094)          238,027




YEAR ENDED JULY 31, 1998
   Bond Series                                1,821,690         164,017                            (270,227)        1,715,480
   T. Rowe Price Growth and Income Series     4,129,204         270,050           866,173          (313,712)        4,951,715
   Equity Series                                797,059          63,241           535,647          (821,153)          574,794
   U.S. Government Income Series              1,267,299         286,579                            (683,910)          869,968



NOTE E -- IMPACT OF YEAR 2000

Security Management has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has developed and implemented a plan to resolve the issue. Security Management currently believes that, with modifications to existing software and converting to new software and hardware, the Year 2000 issue will not pose significant operational problems for Security First Management's computer systems. However, if such modifications and conversions are not completed on a timely basis, the Year 2000 issue may have a material impact on the operations of Security Management. Furthermore, even if Security Management completes such modifications and conversions on a timely basis, there can be no assurance that the failure by vendors or other third parties to solve the Year 2000 issue will not have a material impact on the operations of Security Management.

SECURITY FIRST TRUST

NOTE F -- FINANCIAL HIGHLIGHTS

The per share information for each respective series' capital stock outstanding throughout the period is as follows:

                                                         NET
                                                      REALIZED      TOTAL
                                                         AND         INCOME                   DISTRIBUTIONS
                         NET ASSET                    UNREALIZED    (LOSSES)      DIVIDENDS       FROM          NET ASSET
                         VALUE AT          NET          GAINS        FROM         FROM NET      REALIZED        VALUE AT
                         BEGINNING      INVESTMENT     (LOSSES)   ON INVESTMENT   INVESTMENT     CAPITAL         END OF     TOTAL
                         OF PERIOD        INCOME     INVESTMENTS   OPERATIONS       INCOME        GAINS           PERIOD   RETURN(1)
                        ----------      -----------  -----------  -------------   -----------  --------------   ---------- ---------

BOND SERIES
Year ended July 31,
    1994                 $ 4.08         $  .21       $ (.25)        $ (.04)        $ (.22)                      $ 3.82       (0.98)%
    1995                   3.82            .24          .08            .32           (.22)                        3.92        8.38
    1996                   3.92            .24         (.04)           .20           (.24)                        3.88        5.10
    1997                   3.88            .24          .14            .38           (.24)                        4.02        9.79
    1998                   4.02            .19          .11            .30           (.21)                        4.11        7.46
Six months ended
January 31, 1999           4.11            .08          .08            .16           (.18)         (.04)          4.05        3.89

T. ROWE PRICE
GROWTH AND
INCOME SERIES
Year ended July 31,
    1994                 $ 8.81         $  .23       $  .44         $  .67         $ (.22)                      $ 9.26        7.60%
    1995                   9.26            .29         1.35           1.64           (.26)       $ (.06)         10.58       17.71
    1996                  10.58            .30         1.56           1.86           (.30)         (.04)         12.10       17.58
    1997                  12.10            .30         4.69           4.99           (.29)         (.54)         16.26       41.24
    1998                  16.26            .28         1.27           1.55           (.30)         (.95)         16.56        9.53

Six months ended
January 31,1999          16.56            .14          .29            .43           (.29)        (1.00)         15.70        2.60

EQUITY SERIES
Year ended July 31,
    1994                 $ 5.00         $  .05       $ (.03)        $  .02         $ (.03)                      $ 4.99        0.40%
    1995                   4.99            .05          .71            .76           (.05)         5.70          15.23
    1996                   5.70            .10          .46            .56           (.05)       $ (.16)          6.05        9.82
    1997                   6.05            .09         2.60           2.69           (.11)         (.45)          8.18       44.46
    1998                   8.18            .07         1.04           1.11           (.08)         (.64)          8.57       13.57
Six months ended
January 31, 1999           8.57            .03         1.10           1.13           (.07)        (1.44)          8.19       13.19

U.S. GOVERNMENT
INCOME SERIES
Year ended July 31,
    1994                 $ 5.07         $  .11       $ (.19)        $ (.08)        $ (.07)       $ (.01)        $ 4.91       (1.58)%
    1995                   4.91            .21          .15            .36           (.14)         5.13           7.33
    1996                   5.13            .18          .04            .22           (.19)         (.01)          5.15        4.29
    1997                   5.15            .23          .20            .43           (.22)         5.36           8.35
    1998                   5.36            .27          .06            .33           (.24)         5.45           6.16
Six months ended
January 31, 1999           5.45            .16          .08            .24           (.31)         (.10)          5.28        4.40


(1) Total return computed after deduction of all series expenses, but before deduction of actuarial risk charges and other fees of the variable annuity account.

SECURITY FIRST TRUST

NOTE F -- FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                Ratio of
                                         Ratio of                  Net
                                         Operating             Investment
                                         Expenses                Income              Portfolio         Net Assets
                                        to Average             to Average            Turnover            End of
                                        Net Assets             Net Assets              Rate              Period
                                        ----------             ----------            ---------         -----------

BOND SERIES
Year ended July 31,
   1994                                   1.30%                  5.45%                  58%            $  7,225,964
   1995                                   1.29                   6.27                   56                7,977,781
   1996                                    .90                   6.32                   34                8,981,365
   1997                                    .75                   6.41                   54               10,634,720
   1998                                    .73                   5.78                  125               17,934,392
Six months ended
January 31, 1999                           .70                   5.32                   48               23,863,328

T. ROWE PRICE
   GROWTH AND INCOME SERIES
Year ended July 31,
   1994                                    .78%                  2.62%                  11%            $ 65,660,970
   1995                                    .74                   3.10                    8               83,789,646
   1996                                    .64                   2.73                    8              112,552,893
   1997                                    .57                   2.44                   14              204,703,098
   1998                                    .57                   1.92                   11              290,441,528
Six months ended
January 31, 1999                           .62                   1.88                    8              313,074,975

EQUITY SERIES
Year ended July 31,
   1994                                   1.00%                  1.38%                 121%            $  3,007,073
   1995                                   1.00                   1.29                   84                7,765,719
   1996                                   1.00                   2.24                   88               20,701,776
   1997                                   1.00*                  1.56*                  55               47,571,469
   1998                                    .91*                   .86*                  87               54,803,152
Six months ended
January 31, 1999                           .84                    .78                   11               58,415,617

U.S. GOVERNMENT INCOME SERIES
Year ended July 31,
   1994                                    .70%                  3.62%                  17%            $  3,424,487
   1995                                    .70                   5.19                   16                5,996,149
   1996                                    .70                   5.38                  148               14,888,824
   1997                                    .70**                 5.68**                 62               28,889,460
   1998                                    .66**                 5.53**                103               34,090,919
Six months ended
January 31, 1999                           .76                   5.22                  172               34,266,120



* The former investment adviser had agreed to waive a portion of its management and advisory fees. Absent this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .98% and .81% and 1.05% and 1.51% for 1998 and 1997 respectively.


** The former investment adviser had agreed to waive a portion of its management and advisory fees. Absent this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .90% and 5.27% and 1.04% and 5.34% for 1998 and 1997 respectively.

VARIABLE ANNUITIES OFFER
CHOICES AND BENEFITS THAT
REGULAR MUTUAL FUNDS CAN'T

    Tax-deferred retirement savings plans are among the best investments a person can make today for his or her future. As a vehicle for creating tax-favored retirement savings, variable annuities offer many advantages.

    A variable annuity offers the opportunity to invest in a diversified portfolio of securities similar to mutual funds. Taxes are deferred on all dividends and on all increases in portfolio value until you take your money out.

    At retirement, another significant advantage is that the variable annuity can provide you with income that is based on the performance of the fund or funds in which you participated. You may elect to receive monthly, quarterly or annual payments for a specified number of years, your lifetime, or the longer of your lifetime and the lifetime of your joint payee. See your policy for specific options available to you.

    The Security First Trust series offers you a choice of professionally managed options. You may invest in a Bond Series, Growth and Income Series, Equity Series, or U.S. Government Income Series, each with a varying degree of risk:

    Security First Trust Bond Series is for conservative investors. The objective is to achieve the highest investment income over the long term consistent with the preservation of capital.

    Security First Trust T. Rowe Price Growth and Income Series is for individuals willing to accept a degree of risk. The fund's goal is growth of principal with a reasonable level of income primarily through investment in common stocks.

    Security First Trust Equity Series also seeks to provide growth of capital and income through investment in common stocks of high quality companies. The fund is for individuals willing to accept a degree of risk.

    Security First Trust U.S. Government Income Series is for conservative investors and seeks to provide current income through investment in a diversified portfolio limited primarily to U.S. government securities.

[SECURITY FIRST TRUST LOGO]

11365 West Olympic Boulevard
Los Angeles, California 90064
       (310) 312-6100

                               SEMI-ANNUAL REPORT
                                JANUARY 31, 1999

                                    SECURITY
                                      FIRST
                                      TRUST

                                Board Of Trustees
             Jack R. Borsting                       Howard H. Kayton
           Katherine L. Hensley                    Lawrence E. Marcus

                        Security First Trust Bond Series
          Security First Trust T. Rowe Price Growth and Income Series
                       Security First Trust Equity Series
               Security First Trust U.S. Government Income Series